SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


  Filed by the Registrant                                                    [X]

  Filed by a Party other than the Registrant                                 [ ]

  Check the Appropriate Box:


  [ ]   Preliminary Proxy Statement


  [ ]    Confidential, for Use of the Commission Only
              (as permitted by Rule 14a-6(e)(2))                             [ ]


  [ x]   Definitive Proxy Statement


  [ ]    Definitive Additional Materials

  [ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Evergreen International Trust
                (Name of Registrant as Specified in Its Charter)

                          Evergreen International Trust
      (Name of Person Filing Proxy Statement, if Other Than the Registrant)

  Payment of filing fee (check the appropriate box):

  [X] No fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:



     (2)  Aggregate number of securities to which transaction applies:



     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



     (4)  Proposed maximum aggregate value of transaction:



     (5)  Total fee paid:



  [ ] Fee paid previously with preliminary material

  [ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)     Amount Previously Paid:
                                           -------------------------

           (2)     Form, Schedule or Registration Statement No.:
                                                                 ---

           (3)     Filing Party:
                                 -----------------------------------

           (4)     Date Filed:
                               -------------------------------------

                                      Logo
                              Evergreen Investments

                                 EVERGREEN FUNDS
                               200 Berkeley Street
                           Boston, Massachusetts 02116


  April 12, 2002


  Dear Shareholder:

          I am writing to shareholders of the Evergreen Funds to let you know about a Joint Special Meeting of Shareholders of the Funds to be held on May 31, 2002. Before that meeting, I would like your vote on three important proposals described in the accompanying Notice of Joint Special Meeting of Shareholders and Proxy Statement.

          The first proposal would authorize each of the Funds to participate in an interfund lending program whereby Funds with available cash would be able to lend their excess cash on a short-term basis to other Funds in the Evergreen Family of Funds. As explained in the accompanying proxy statement, the Boards of Trustees believe that the interfund lending program will permit Funds with excess cash to earn a higher rate of return on their excess cash than they could earn on other short-term investments, while enabling Funds with short-term borrowing needs to borrow at lower rates than may be available from banks.


          The second proposal would ratify the Trustees' selection of KPMG LLP as independent auditors for the Funds.


          The third proposal, which applies to shareholders of Evergreen Utility and Telecommunications Fund and Evergreen Precious Metals Fund only, would allow Evergreen Utility and Telecommunications Fund and Evergreen Precious Metals Fund to operate as non-diversified funds.

          The Boards of Trustees of the Trusts have unanimously approved each Proposal and recommend that you vote FOR each Proposal. I realize that this Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposals and to sign and return your proxy card in the enclosed postage-paid envelope today. Instructions on how to complete the proxy card as well as how to vote your proxy using other methods are included immediately after the Notice of Joint Special Meeting. If you have any questions about the proxy, please call Georgeson Shareholder Communications, Inc., our proxy solicitor, toll free at 866-515-0317.

          Thank you for taking this matter seriously and participating in this important process.

                                                      Sincerely,



                                                      /s/William M. Ennis

                                                      William M. Ennis
                                                      President
                                                      Evergreen Funds

                                 EVERGREEN FUNDS
                               200 Berkeley Street
                           Boston, Massachusetts 02116

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 31, 2002


          NOTICE IS HEREBY GIVEN THAT a Joint Special Meeting of the Shareholders of the following series (each a "Fund") of Evergreen Fixed Income Trust (Evergreen Diversified Bond Fund, Evergreen High Yield Bond Fund, Evergreen Strategic Income Fund and Evergreen U.S. Government Fund
     only), Evergreen Select Equity Trust (Evergreen Select Balanced Fund, Evergreen Core Equity Fund, Evergreen Equity Index Fund, Evergreen Select Small Cap Growth Fund, Evergreen Special Equity Fund, Evergreen Select Strategic Growth Fund and Evergreen Strategic Value Fund only), and
     Evergreen Select Fixed Income Trust (Evergreen Adjustable Rate Fund, Evergreen Core Bond Fund, Evergreen Fixed Income Fund, Evergreen Fixed Income Fund II, Evergreen Select High Yield Bond Fund, Evergreen Intermediate Term Municipal Bond Fund, Evergreen International Bond Fund and Evergreen Limited Duration Fund only), each series of Evergreen Equity Trust, and Evergreen International Trust (Evergreen Precious Metals Fund only) will be held at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116 on May 31, 2002 at 11:00 a.m. Eastern Time and any adjournments thereof (collectively, the "Meeting") for the following purposes:

          1. To approve a change to each Fund's fundamental investment restriction concerning lending in order to permit it to participate in an Interfund Lending Program (All Funds except Evergreen Precious Metals Fund).


          2. To ratify the selection of KPMG LLP as independent auditors for the Funds (All Funds except Evergreen Precious Metals Fund).


          3. To approve an amendment to the fundamental investment restrictions concerning diversification of Evergreen Utility and Telecommunications Fund and Evergreen Precious Metals Fund (Evergreen Utility and Telecommunications and Evergreen Precious Metals Funds only).

          4. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

          Each Board of Trustees has fixed the close of business on March 8, 2002 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED WITHOUT DELAY TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE.

                                               By order of the Board of Trustees


                                                      /s/Michael H. Koonce

                                                         Michael H. Koonce
                                                         Secretary

  April 12, 2002

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


          The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2.   Joint Accounts:  Either party may sign, but the name of the party
               signing  should  conform   exactly  to  the  name  shown  in  the
               registration on the proxy card.

          3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

           Registration                                          Valid Signature

           Corporate Accounts

           (1)    ABC Corp. . . . . . . . . . . . . . . . . . . .  . . ABC Corp.
           (2)    ABC Corp. . . . . . . . . . . . . . . . . .John Doe, Treasurer
           (3)    ABC Corp.
                   c/o John Doe, Treasurer . . . . . . . . . . . .......John Doe
           (4)    ABC Corp. Profit Sharing Plan . . . . . . . .John Doe, Trustee

           Trust Accounts

           (1)    ABC Trust . . . . . . . . . . . . . . . ..Jane B. Doe, Trustee
           (2)    Jane B. Doe, Trustee
                   u/t/d 12/28/78 . . . . . . . . . . . . . . . . .  Jane B. Doe

           Custodial or Estate Accounts

           (1)    John B. Smith, Cust.
                   f/b/o John B. Smith, Jr. UGMA . . . . . . . .   John B. Smith
           (2)    Estate of John B. Smith . . . . ..John B. Smith, Jr., Executor

                          OTHER WAYS TO VOTE YOUR PROXY

           VOTE BY TELEPHONE:

           1.      Read the proxy statement and have your proxy card at hand.
           2.      Call the toll-free number indicated on your proxy card.
           3.      Enter the control number found on your proxy card.
           4.      Follow the simple recorded instructions.

           VOTE BY INTERNET:

          1.   Read the proxy  statement and have your proxy card at hand.
          2. Go to the website indicated on your proxy card and follow the voting instructions.


          The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call Georgeson Shareholder Communications, Inc., our proxy solicitor, at 866-515-0317 (toll free).

                                 EVERGREEN FUNDS
                               200 Berkeley Street
                           Boston, Massachusetts 02116

                      JOINT SPECIAL MEETING OF SHAREHOLDERS
                                  May 31, 2002

                                 PROXY STATEMENT


          This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of Evergreen Equity Trust, Evergreen Fixed Income Trust, Evergreen Select Equity Trust, and Evergreen Select Fixed Income Trust (the "Trusts"), for use at a Joint Special Meeting of Shareholders of the Trusts to be held at 11:00 a.m. Eastern Time on May 31, 2002 at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116, and any adjournments thereof (collectively, the "Meeting"). A notice of the Meeting and a proxy card accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Special Meeting and proxy card are first being mailed to shareholders on or about April 12, 2002. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by all of the Evergreen Funds participating in the Interfund Lending Program. The most recent annual report of any of the Evergreen Funds is available upon request without charge by calling Georgeson Shareholder Communications, Inc., our proxy solicitor, toll free at 866-515-0317.

          If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Joint Special Meeting of Shareholders. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not have the effect of being counted as votes against Proposal Two, which must be approved by a majority of the shareholders of a Trust whose shares are cast at the Meeting. However, such abstentions and "broker non-votes" will have the effect of being counted as votes against Proposals One and Three, which must each be approved with respect to the applicable Funds by a Majority Vote (as defined below) of the shareholders of each Fund. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the respective Trust at the above address prior to the date of the Meeting.

          The Shares of the Trusts entitled to vote at the Meeting are issued in separate series, each representing a separate investment portfolio, each of which is referred to as a "Fund." In voting on each of the Proposals, each Share of a Fund is entitled one vote for each dollar of net asset value and a fractional vote for each fraction of a dollar of net asset value attributable to such Share. If a quorum with respect to a Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve each applicable proposal with respect to a Fund are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares of a Fund represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under each Trust's Agreement and Declaration of Trust (the "Declaration of Trust"), a quorum of shareholders is constituted by the presence in person or by proxy of the holders of 25% of the outstanding Shares of the Fund entitled to vote at the Meeting.

          For ease of reference, the following table lists the proposals to be acted on by the shareholders, and indicates which Funds are eligible to vote on each such proposal:

               Proposal                               Description                          Funds Affected
               --------                               -----------                          --------------
                  (1)                    Approval of a change to each Fund's                  All Funds
                                         fundamental investment restriction       (except Evergreen Precious Metals
                                         concerning lending in order to                         Fund)
                                         permit it to participate in an
                                         Interfund Lending Program
                  (2)                    Ratification of the selection of                     All Funds
                                         KPMG LLP as independent accountants      (except Evergreen Precious Metals
                                         for the Funds                                          Fund)
                  (3)                    Approval of an amendment to the
                                         fundamental investment restriction
                                         concerning diversification of:

                                         (a)  Evergreen Utility and                     Evergreen Utility and
                                              Telecommunications Fund                   Telecommunications Fund

                                         (b) Evergreen Precious Metals Fund         Evergreen Precious Metals Fund



          Each Board of Trustees has fixed the close of business on March 8, 2002 as the record date (the "Record Date") for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting. All shareholders of record of a Fund on the Record Date will be entitled to one vote for each dollar of net asset value of the Fund held on that date.

          As of March 4, 2002, the respective officers and Trustees of each Trust as a group beneficially owned less than 1% of the Shares of each Fund. A list of persons who owned beneficially or of record more than 5% of each class of each Fund's outstanding Shares as of March 4, 2002 is set out in Exhibit A.


          In order that your Shares may be represented at the Meeting, you are requested to:

           --     indicate your instructions on the enclosed proxy card;

           --     date and sign the proxy card;

           -- mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

           -- allow sufficient time for the proxy card to be received on or before 11:00 a.m. Eastern Time on May 31, 2002.

          You may also vote by telephone or the Internet by following the instructions at the beginning of this Proxy Statement.

                                  PROPOSAL ONE

TO APPROVE A CHANGE TO EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING LENDING IN ORDER TO PERMIT EACH FUND TO PARTICIPATE IN THE INTERFUND LENDING PROGRAM
               (All Funds Except Evergreen Precious Metals Fund)

                                  Introduction



          When a shareholder redeems his or her shares of a Fund, the Fund may not have sufficient cash on hand to pay the redemption proceeds. In that case, the Fund may sell portfolio securities or it may choose to borrow money for a short period of time. Borrowing may often be less disruptive to the Fund's investment strategy than liquidating investments.

          Each Fund has a borrowing policy that permits, among other things, the Fund to borrow from banks or others as a temporary measure up to 33 1/3% of its assets. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. Currently, the Funds have a credit facility in which a number of banks participate. The Funds can use this facility to borrow to meet redemptions and for other temporary purposes. The Funds pay a commitment fee to the banks, whether or not they borrow from the credit facility.

          At any given time, while one or more of the Funds may wish to borrow money, other Funds may have excess cash, which they generally invest in short-term (usually overnight) repurchase agreements with banks or in money market funds. The borrowing Funds in general pay a higher rate of interest on their bank loans than the other Funds earn on their short-term investments. In effect, the difference between the rate banks pay in interest on repurchase agreements and what the banks charge in interest to the borrowing Funds represents the banks' compensation for arranging the loans. Accordingly, the Boards of the Trusts believe that a Fund needing cash may be able to obtain lower rates through an interfund lending program and a Fund with excess cash may be able to obtain a rate of return higher than those offered on alternative short-term investments.

                         The Interfund Lending Proposal

          In order for each Fund to participate in the Interfund Lending Program as a lender, each Fund's fundamental investment restriction regarding lending must be amended. Currently, each Fund's policy provides as follows:

               Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

          The Boards recommend that the policy be amended to read as follows (with new language underlined):

               Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

          If the proposed amended policy is approved with respect to a Fund, that Fund would be eligible to participate as a lender in the interfund lending program. (No shareholder approval is required for a Fund to participate as a borrower in the interfund lending program.) All loans would be made pursuant to a master loan agreement, and a lending Fund could lend available cash to another Fund only when the "interfund rate" was higher than the rate the lending Fund could earn on a repurchase agreement or on other comparable short-term investments. Each borrowing Fund could borrow through the interfund lending program only when the interfund rate, plus any associated fees, was lower than the available bank loan rate.

          In determining to recommend the proposed amended policy to shareholders, the Trustees of each Trust considered the possible risks to a Fund from participating in the interfund lending program. The Funds' investment advisers do not view the difference in rate available on bank borrowings and repurchase agreements or other short-term investments as reflecting a material difference in the riskiness of the transactions, but rather as reflecting the need of banks to earn a spread between their cost of borrowing (through repurchase agreements) and what they charge as interest on loans. However, there is a risk that a lending Fund could experience delays in obtaining prompt repayment of a loan. A delay in receiving repayment could cause a lending Fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment. In addition, when a Fund enters into a repurchase agreement, it receives collateral; by contrast, it is not expected that a lending Fund would receive collateral from a borrowing Fund, although a lending Fund could require collateral in connection with a particular loan.

          The Boards of the Trusts believe that the benefits to the Funds of participation in the interfund lending program outweigh these risks.

          In order to permit the Funds to engage in interfund borrowing and lending transactions, regulatory approval from the Securities and Exchange Commission (the "SEC") was required because the transactions may be considered to be between affiliated persons and therefore prohibited by the Investment Company Act of 1940 (the "1940 Act"). The Funds have sought and obtained an exemptive order from the SEC to permit the operation of the interfund lending program, subject to certain conditions. If shareholders of a Fund approve the Fund's participation as a lender in the program, all loans would be made in accordance with the conditions contained in the order or in any amendment to the order.

                                  Required Vote

          Approval of Proposal One with respect to a Fund requires the vote of a majority of the shareholders of that Fund. A majority is defined in the 1940 Act as the lesser of (a) 67% of the Shares of the Fund present at the Meeting if more than 50% of the outstanding Shares are present in person or by proxy at the Meeting; or (b) more than 50% of the outstanding Shares of the Fund ("Majority Vote"). If Proposal One is not approved by shareholders of a Fund, that Fund will not participate as a lender in the Interfund Lending Program.

               THE BOARDS OF TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL ONE.

                                  PROPOSAL TWO

                     TO RATIFY THE SELECTION OF KPMG LLP AS

                        INDEPENDENT AUDITORS OF THE FUNDS

                (All Funds Except Evergreen Precious Metals Fund)



          The Trustees of each Trust have selected KPMG LLP as independent auditors for each Fund to sign or certify any financial statements of the Funds required by law to be certified by an independent auditor, including filings with the SEC.

          The applicable provisions of the 1940 Act require that selection of independent auditors be made by those Trustees who are not "interested persons" of a Trust (the "Independent Trustees") and that it be ratified by shareholders. In addition, as required by the 1940 Act, the Independent Trustees' selection of independent auditors is subject to the right of each Trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate the independent auditors' employment without penalty.

          The independent auditors examine annual financial statements for the Funds and provide other audit- and tax-related services. In recommending the selection of the Funds' auditors, the Trusts' Audit Committees reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the auditors' independence. Representatives of KPMG LLP are not expected to be present at the meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.


          The following table sets forth for the most recently completed fiscal year of each Trust (1) the aggregate amount of fees billed by KPMG LLP for audit services to the Trust, (2) the aggregate amount of fees billed for financial information systems design and implementation services by KPMG LLP for services rendered to each Trust, the Trust's investment advisers, and to all affiliates of the advisers that provide services to the Trust; and (3) the aggregate amount of fees billed by KPMG LLP for all other services rendered to each Trust, the Trust's investment advisers, and all other affiliates of the advisers that provide services to the Trust.

                                                                Financial Information
             Trust Name                     Audit Fees            Systems Design and          All Other Fees 1
                                                                 Implementation Fees
Evergreen Equity Trust                 $362,500                           --              $290,100

Evergreen Fixed Income Trust           $112,000                           --              $263,100

Evergreen  Select Equity Trust
                                       $159,850                           --              $277,500
Evergreen Select Fixed Income Trust

                                       $151,950                           --              $268,275


          1 For each Trust, the "All Other Fees" totals include (a) audit-related fees for audits of affiliated entities of the Trusts in the amount of $232,500 and (b) other non-audit services, consisting of tax compliance services and issuance of certain agreed upon procedures letters for the Trusts and affiliated entities as follows: Evergreen Equity Trust -- $57,600, Evergreen Fixed Income Trust --$30,600, Evergreen Select Equity Trust -- $45,000, and Evergreen Select Fixed Income Trust -- $35,775.

                                  Required Vote

          Approval of Proposal Two with respect to a Trust requires the vote of a majority of the shareholders of that Trust whose shares are cast at the Meeting.

THE BOARDS OF TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL TWO.

                                 PROPOSAL THREE

     TO APPROVE AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF EVERGREEN UTILITY AND TELECOMMUNICATIONS FUND AND EVERGREEN PRECIOUS METALS FUND CONCERNING DIVERSIFICATION

          The 1940 Act requires all mutual funds to specify whether they are "diversified" or "non-diversified" and provides that a fund can change its classification only with the approval of shareholders. Currently, Evergreen Utility and Telecommunications Fund ("Utility and Telecommunications Fund") and Evergreen Precious Metals Fund ("Precious Metals Fund") are each classified as a diversified fund. To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following requirements: With respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined as of the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

          The Boards of Trustees of Evergreen Equity Trust and Evergreen International Trust propose changing Utility and Telecommunication Fund's and Precious Metals Fund's classification to be non-diversified funds as defined in the 1940 Act.

          If the proposed amended policy is approved, Utility and Telecommunications Fund and Precious Metals Fund would each be permitted to invest up to 25% of its assets in a single issuer, and up to 50% of its assets could consist of the securities of only two issuers. With respect to the remainder of each Fund's assets, no more than 5% could be invested in any one issuer, and each Fund may not own more than 10% of the outstanding voting securities of any issuer. The Boards of Trustees believe that the investment flexibility provided by this change could help each Fund focus its investments on those companies which can best assist the Fund achieve its investment objective.

          In determining to recommend the proposed amended policy to shareholders, the Trustees of Evergreen Equity Trust and Evergreen International Trust considered the possible risks to each Fund from becoming non-diversified. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of each Fund's portfolio than in the portfolio of a fund which invests in a larger number of issuers.

          The Boards of Trustees believe that the additional flexibility afforded each of Utility and Telecommunications Fund and Precious Metals Fund by being able to concentrate its investments outweighs this risk.

                                  Required Vote

          Approval of Proposal Three requires a Majority Vote of the shareholders of Utility and Telecommunications Fund or Precious Metals Fund, as applicable. If Proposal Three is not approved by shareholders of a Fund, that Fund will continue to operate as a diversified fund.

     THE BOARDS OF TRUSTEES OF EVERGREEN EQUITY TRUST AND EVERGREEN INTERNATIONAL TRUST RECOMMEND THAT THE SHAREHOLDERS OF UTILITY AND TELECOMMUNICATIONS FUND AND PRECIOUS METALS FUND, RESPECTIVELY, VOTE "FOR" PROPOSAL THREE.

                                  OTHER MATTERS

                       Submission of Shareholder Proposals

          The Trusts are not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting of a Trust should send their written proposals to the Secretary of the respective Trust, 200 Berkeley Street, Boston, MA 02116.

                    Shareholders' Request for Special Meeting

          Shareholders holding at least 10% of a Trust's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of the Trust's shareholders for the purpose of voting on the removal of any Board member. Meetings of a Trust's shareholders for any other purpose will also be called by the Board when requested in writing by shareholders holding at least 10% of the Shares then outstanding or, if the Board members shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, shareholders holding at least 10% of the Shares then outstanding may call and give notice of such meeting.

                    Other Matters to Come Before the Meeting

               The Boards do not intend to present any other business at the Meeting other than as described in this Proxy Statement, nor are the Boards aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.



     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

  April 12, 2002

                                                                       EXHIBIT A

     Set forth below is information with respect to each person who, to the Funds' knowledge, owned beneficially or of record more than 5% of the outstanding shares of any class of a Fund as of March 4, 2002.



-------------------------------------------------------------------------------

Evergreen Equity Trust

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Aggressive Growth Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S for the Sole Benefit of                                             7.10%
===============================                                            =====
Its Customers
Attn: Fund Administration #97212
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Aggressive Growth Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Aggressive Growth Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S for the Sole Benefit of                                             5.56%
===============================                                            =====
Its Customers
Attn: Fund Administration #97JA1
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Aggressive Growth Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 43.28%
=========================                                                 ======
Trust Accounts
==============
Attn:  Ginny Batten
===================
301 S. Tryon St., 11th Fl. CMG 1151
Charlotte, NC  28202

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                  7.78%
==========================                                                 =====
401k Accounts
=============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                  5.06%
=========================                                                  =====
Trust Accounts
==============
Attn:  Ginny Batten
===================
301 S. Tryon St., 11th Fl. CMG 1151
Charlotte, NC  28202

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Balanced Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Balanced Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Balanced Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Balanced Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 66.70%
=========================                                                 ======
Trust Accounts
==============
Attn:  Ginny Batten
===================
301 S. Tryon St., 11th Fl. CMG 1151
Charlotte, NC  28202

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 21.22%
=========================                                                 ======
Trust Accounts
==============
Attn:  Ginny Batten
===================
301 S. Tryon St., 11th Fl. CMG 1151
Charlotte, NC  28202

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Blue Chip Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Blue Chip Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Blue Chip Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Blue Chip Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank BK/EB/INT                                       64.98%
===================================                                       ======
Cash Account
============
Trust Accounts
==============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank EB/INT                                          10.48%
================================                                          ======
Reinvest Account
================
Trust Accounts
==============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 10.04%
=========================                                                 ======
401k Accounts
=============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                  8.41%
=========================                                                  =====
Cash/Reinvest Acct.
===================
Trust Accounts
==============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Capital Growth Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Charles Schwab & Co. Inc.                                                  7.81%
=========================                                                  =====
Special Custody A/C For The
===========================
Exclusive Benefit of Customers
==============================
Attn: Mutual Funds
==================
101 Montgomery St.
==================
San Francisco, CA  94104-4122

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Capital Growth Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Capital Growth Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Capital Growth Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

State Street Bank and Trust Co. Cust.                                      6.95%
=====================================                                      =====
IRA FBO
Shoshana R. Firman
261 Midland Ave.
Rye, NY  10580-3849

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

William J. Marx                                                            6.87%
===============                                                            =====
Sarah A. Marx JT Ten
====================
600 Cascade Avenue
==================
Boulder, CO  80302-7428

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

State Street Bank and Trust Co.                                            6.11%
===============================                                            =====
Cust. For the IRA Rollover
==========================
Anthony Pavelich
================
17011 Warbler Lane
==================
Orland Park, IL  60467-8805

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                  5.85%
=========================                                                  =====
Trust Accounts
==============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                  5.56%
=========================                                                  =====
401k Accounts
=============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Equity Income Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Equity Income Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Equity Income Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Equity Income Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Evergreen Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Evergreen Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Evergreen Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Evergreen Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 35.83%
=========================                                                 ======
401k Accounts
=============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Foundation Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Foundation Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                           None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Foundation Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Foundation Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 28.43%
=========================                                                 ======
401k Accounts
=============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Fleet National Bank                                                        7.86%
===================                                                        =====
ING/Fleet Non-Dis Dir Ttee Agreement
====================================
ING National Trust 403(b) Acct.
===============================
Central Val. Unit C/O Gordon Elrod
151 Farmington Ave. TS 31
Hartford, Ct  06156-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Aetna Life Insurance Life & Annuity                                        7.53%
Central Valuation Unit
Attn:  Jackie Johnson-Conveyor TS31
051 Farmington Ave.
Hartford, CT  06156-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Charles Schwab & Co. Inc.                                                  6.66%
=========================                                                  =====
Special Custody Account FBO
===========================
Exclusive Benefit of Customers
==============================
Reinvest Account
================
Attn:  Mutual Fund
==================
101 Montgomery St.
==================
San Francisco, CA  94104-4122

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank EB/INT                                           5.79%
================================                                           =====
Cash Account
============
Trust Accounts
==============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Stratevest & Co.                                                           5.49%
P. O. Box 2499
Brattleboro, VT  05303-2499

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Growth Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Charles Schwab & Co. Inc.                                                  9.02%
=========================                                                  =====
Special Custody Account FBO
===========================
Exclusive Benefit of Customers
==============================
Attn:  Mutual Funds
===================
101 Montgomery St.
==================
San Francisco, CA  94104-4122

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                  7.70%
=========================                                                  =====
401k Accounts
=============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Growth Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Clearing Corporation                                                 6.48%
==========================                                                 =====
James J. Balzarini and
======================
Sara S. Balzarini
=================
1525 N. Hametown Rd.
====================
Akron, OH  44333-1057

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Growth Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Growth Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 86.57%
=========================                                                 ======
401k Accounts
=============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                  6.85%
==========================                                                 =====
Cash Account
============
Attn: Trust Oper. Fund Group
============================
401 S Tryon St 3rd Fl. Cmg. 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Growth and Income Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Growth and Income Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Growth and Income Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S for the Sole Benefit of                                            19.43%
===============================                                           ======
Its Customers
Attn: Fund Administration #97JA9
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Growth and Income Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 26.66%
=========================                                                 ======
401k Accounts
=============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank EB/INT                                          18.53%
================================                                          ======
Cash Account
============
Attn:  Trust Accounts
=====================
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank EB/INT                                          10.46%
================================                                          ======
Reinvest Account
================
Trust Accounts
==============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Charles Schwab & Co. Inc.                                                  6.33%
=========================                                                  =====
Special Custody Account FBO
===========================
Exclusive Benefit of Customers
==============================
Reinvest Account
================
Attn:  Mutual Fund
==================
101 Montgomery St.
==================
San Francisco, CA  94104-4122

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Health Care Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Charles Schwab & Co Inc.                                                   9.32%
========================                                                   =====
Special Custody Account FBO
===========================
Exclusive Benefit of Customers
==============================
Reinvest Account
================
Attn:  Mutual Fund
==================
101 Montgomery St.
==================
San Francisco, CA  94104-4122

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Health Care Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Health Care Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Health Care Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank EB/INT                                          15.72%
================================                                          ======
Cash Account
============
Trust Accounts
==============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 13.71%
=========================                                                 ======
401k Accounts
=============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank BK/EB/INT                                       10.73%
===================================                                       ======
Reinvest Accounts
=================
Trust Account
=============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Bull and Co.                                                               7.40%
============                                                               =====
One W Fourth St.
================
Mutual Fund 3rd Fl.
===================
Winston Salem, NC  27101-3806

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

John T. Rosner                                                             6.30%
Box 3403
Thomasville, GA  31799-3403


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Large Company Growth Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Large Company Growth Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Large Company Growth Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Large Company Growth Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 78.37%
=========================                                                 ======
Trust Accounts
==============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Clearing Corp. Cust                                                  6.45%
=========================                                                  =====
Donald Mc Mullen Jr. Rev Trust
==============================
7630 Baltusrol Lane
===================
Charlotte, NC  28210-4928

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Masters Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Masters Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Masters Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Masters Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 86.84%
=========================                                                 ======
401k Accounts
=============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Omega Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Omega Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Omega Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S for the Sole Benefit of                                             5.67%
===============================                                            =====
Its Customers
Attn: Fund Administration #97BP5
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Omega Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 24.05%
=========================                                                 ======
401k Accounts
=============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 13.90%
=========================                                                 ======
Reinvest Account
================
Trust Accounts
==============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 10.48%
=========================                                                 ======
Cash Account
============
Attn:  Trust Operations Fund Group
==================================
1525 West Wt Harris Blvd.
=========================
Charlotte, NC  28262-8522

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Premier 20 - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Premier 20 - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union Corp.                                                          5.35%
C/O Evergreen Investment Services
Attn: Lori Gibson NC 1195
401 S. Tryon St. 5th Fl.
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Premier 20 - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Clearing Corporation                                                 5.85%
Timothy N. Tallent
Box 1170
Kannapolis, NC  28082-1170

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Premier 20 - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union Corp.                                                         62.08%
C/O Evergreen Investment Services
Attn: Lori Gibson NC 1195
401 S. Tryon St., 5th Fl.
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

David G. Kujala &                                                          6.63%
Beverly J. Kujala JT WROS
15200 Morris
Allen Park, MI  48101-3524

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

H&R Block Financial                                                        6.41%
===================                                                        =====
Advisors Inc. FBO B5230810
==========================
751 Griswold Street
===================
Detroit, MI  48226-3224

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Small Cap Value Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

VALIC                                                                     36.45%
Attn: Greg Seward
Woodson Tower L7-01
2919 Allen Pkwy.
Houston TX  77019-2142

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Charles Schwab & Co Inc.                                                   5.51%
========================                                                   =====
Special Custody Account FBO
===========================
Exclusive Benefit of Customers
==============================
Reinvest Account
================
Attn:  Mutual Fund
==================
101 Montgomery St.
==================
San Francisco, CA  94104-4122

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Small Cap Value Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S For the Sole Benefit                                                6.12%
 of Its Customers
Attn:  Fund Administration #97H71
4800 Deer Lake Dr. E, 2nd Fl.
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Small Cap Value Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S For the Sole Benefit                                               10.12%
 Of Its Customers
Attn:  Fund Administration #97JA5
4800 Deer Lake Dr. E, 2nd Fl.
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Small Cap Value Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank EB/INT                                          45.04%
================================                                          ======
Reinvest Account
================
Trust Accounts
==============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 26.98%
=========================                                                 ======
401k Accounts
=============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank EB/INT                                          21.08%
================================                                          ======
Cash Account
============
Trust Accounts
==============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Small Cap Value Fund - Class IS Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Desales University                                                        98.95%
2755 Station Ave.
Center Valley, PA  18034-9565

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Small Company Growth Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Rofe & Co.                                                                13.53%
==========                                                                ======
C/O State Street Bank & Trust Co.
=================================
For Sub Account
===============
Kokusai Securities Co. Ltd.
===========================
P.O. Box 5061
Boston, MA  02206-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Small Company Growth Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S for the Sole Benefit of                                             6.09%
===============================                                            =====
Its Customers
Attn: Fund Administration #98302
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Small Company Growth Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Clearing Corp. Cust.                                                28.04%
==========================                                                ======
Spring Creek LP
===============
Attn:  Elliot Schildkrout
=========================
45 Monadnock Rd.
================
Chestnut Hill, MA  02467-1121

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S for the Sole Benefit of                                            10.84%
===============================                                           ======
Its Customers
Attn: Fund Administration #97TU0
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Small Company Growth Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 28.67%
==========================                                                ======
Re-invest Account
=================
Trust Accounts
==============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 23.47%
==========================                                                ======
Cash Account
============
Trust Accounts
==============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 16.33%
=========================                                                 ======
Cash/Reinvest Acct.
===================
Trust Accounts
==============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Stock Selector Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Stock Selector Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Stock Selector Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Lysle T. Christianson                                                     17.08%
TTEE
Lysle T. Christianson Rev.
Trust U/A DTD 2/13/01
10550 E. 21st St. N. Apt. 102
Wichita, KS  67206-3593

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

State Street Bank and Trust Co. Cust.                                     11.47%
Walled Lake Consolidated Sch.
TSA FBO
Robert F. Masson
721 Atlantic
Milford, MI  48381-2008

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S for The Sole Benefit                                                8.74%
of Its Customers
Attn:  Fund Administration #97X37
4800 Deer Lake Dr. E., 2nd Fl.
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

A. G. Edwards & Sons Inc. FBO                                              8.71%
=============================                                              =====
Florence M. Bayack and
======================
Robert M. Bayack
================
One North Jefferson
===================
St. Louis, MO  63103-2287

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

State Street Bank and Trust Co. Cust.                                      8.67%
=====================================                                      =====
IRA FBO
Bruce M. McCallum
10296 King Road
Davisburg, MI  48350-1907

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

State Street Bank and Trust Co. Cust.                                      5.52%
=====================================                                      =====
IRA FBO
Thomas C. Kase
401 Lombard Ave.
Danville, PA  17821-8595

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Stock Selector Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 49.97%
==========================                                                ======
Cash Account
============
Attn: Trust Oper. Fund Group
============================
401 S Tryon St 3rd Fl. Cmg 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 32.99%
==========================                                                ======
Reinvest Account
================
Attn: Trust Oper. Fund Group
============================
401 S Tryon St 3rd Fl. Cmg 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 12.69%
==========================                                                ======
401(k) Accounts
===============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Stock Selector Fund - Class IS Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Wilmington Trust Co. TTEE                                                 88.96%
Triangle Wire and Cable PP Hourly
DTD 9-22-99
C/O Mutual Funds
P.O. Box 8882
Wilmington, DE  19899-8882

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Clearing Corporation FBO                                             7.07%
==============================                                             =====
First Union Brokerage
=====================
Sipes Orchard Home
==================
201 S. College Street 5th Floor
===============================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Tax Strategic Equity Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Paine Webber for the Benefit of                                            5.70%
===============================                                            =====
  Freedom Fund
==============
C/O Builders Inc.
=================
1081 S. Glendale
Wichita, KS  67218-3203

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Elsie P. Viles                                                             5.22%
P.O. Box 319
Augusta, ME  04332-0319

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Tax Strategic Equity Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S for the Sole Benefit                                                9.43%
 of Its Customers
Attn:  Fund Admin. #97YU0
4800 Deer Lake Dr. E, 2nd Fl.
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Tax Strategic Equity Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S for The Sole Benefit                                                6.01%
 of Its Customers
Attn:  Fund Administration #97YU1
4800 Deer Lake Dr. E., 2nd Fl.
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Tax Strategic Equity Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Richard Uviller                                                           46.61%
104 W 13th St.
New York, NY  10011-7802

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Clearing Corporation                                                15.70%
==========================                                                ======
Lindsey N. McEvoy UTMA
======================
19201 Middletown Rd.
====================
Parkton, MD  21120-9501

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Clearing Corporation                                                15.70%
==========================                                                ======
David J. McEvoy UTMA
====================
19201 Middletown Rd.
====================
Parktown, MD  21120-9501

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

John Newhouse Cust.                                                       10.88%
===================                                                       ======
Karley Newhouse UGMA NJ
=======================
164 Goltra Dr.
==============
Baskinridge, NJ  07920-2451

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Tax Strategic Foundation Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Tax Strategic Foundation Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S For the Sole Benefit                                               10.61%
 Of Its Customers
Attn:  Fund Administration #97H99
4800 Deer Lake Dr. E, 2nd Fl.
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Tax Strategic Foundation Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S For The Sole Benefit                                               16.90%
 Of Its Customers
Attn:  Fund Administration #97JA8
4800 Deer Lake Dr. E., 2nd Fl.
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Tax Strategic Foundation Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank EB/INT                                          21.71%
================================                                          ======
Cash Account
============
Trust Accounts
==============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Nola Maddox Falcone                                                       18.69%
70 Drake Rd.
Scarsdale, NY 10583-6447

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Charles Schwab & Co. Inc.                                                  5.51%
=========================                                                  =====
Special Custody Account FBO
===========================
Exclusive Benefit of Customers
==============================
Reinvest Account
================
Attn:  Mutual Fund
==================
101 Montgomery St.
==================
San Francisco, CA  94104-4122

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Marilyn Birnbaum                                                           5.32%
620 Guard Hill Rd.
Bedford, NY  10506-1041

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Technology Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                  6.95%
=========================                                                  =====
401k Accounts
=============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Clearing Corporation                                                 5.32%
==========================                                                 =====
Kerrin M. Behrend
=================
172 Mill Brook Rd.
==================
Stamford, CT  06902-1036

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Charles Schwab & Co. Inc.                                                  5.24%
=========================                                                  =====
Special Custody Account
=======================
FBO Exclusive Benefit of Customers
==================================
Reinvest Account
================
Attn: Mutual Fund
=================
101 Montgomery St.
==================
San Francisco, CA  94104-4122

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Technology Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union Corp.                                                         39.72%
C/O Evergreen Investment Services
Attn: Lori Gibson NC 1195
401 S. Tryon St. 5th Floor
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Technology Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Technology Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 28.03%
=========================                                                 ======
401k Accounts
=============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

State Street Bank & Trust Co.                                             12.85%
=============================                                             ======
Cust. for the IRA of
Kieran J McCormick
880 Tamarack Ave
San Carlos CA  94070-3736

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

State Street Bank and Trust Co. Cust.                                      9.93%
======================================                                     =====
Rollover IRA FBO
================
Tom Basinger
============
422 Joren
=========
Antioch, IL  60002-2525

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

State Street Bank and Trust Co. Cust.                                      6.46%
=====================================                                      =====
Sep. IRA FBO
============
James S. Ludwig
===============
88 Falls Hill Road
==================
Tunbridge, VT  05077-9563

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Utility and Telecommunications Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Utility and Telecommunications Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Utility and Telecommunications Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Huntleigh Securities                                                       6.33%
Illinois County Insurance
Trust - 2001
8000 Maryland Ave.
St. Louis, MO  63105-3752

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Utility and Telecommunications Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 40.16%
=========================                                                 ======
Trust Accounts
==============
Attn:  Ginny Batten
===================
301 S. Tryon St. CMG-1151, 11th Floor
=====================================
Charlotte, NC  28202

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Khalid Iqbal C/F                                                          10.46%
================                                                          ======
Fatima Khalid Iqbal
===================
Unif. Gift Min. Act. Ky.
========================
3504 Lake Side Ct.
Somerset, KY  42503-9569

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

State Street Bank and Trust Co. Cust.                                      5.98%
=====================================                                      =====
IRA FBO
John W. Wagner
P.O. Box 383
Pine Grove, CA  95665-0383

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Value Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Value Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Value Fund - Class C Shares

-------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Donaldson Lufkin Jenrette                                                  9.26%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Value Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 45.41%
=========================                                                 ======
Trust Accounts
==============
301 S. Tryon St. CMG-1151, 11th Floor
=====================================
Charlotte, NC  28202

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 38.66%
=========================                                                 ======
Trust Accounts
==============
301 S. Tryon St. CMG-1151, 11th Floor
=====================================
Charlotte, NC  28202

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Evergreen Fixed Income Trust

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Diversified Bond Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S for the Sole Benefit of                                             8.09%
===============================                                            =====
Its Customers
Attn: Fund Administration #97TU7
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Diversified Bond Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Diversified Bond Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Diversified Bond Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 75.76%
=========================                                                 ======
Trust Accounts
==============
301 S. Tryon St. CMG-1151, 11th Floor
=====================================
Charlotte, NC  28202

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Florine Keller                                                             7.33%
==============                                                             =====
James E. Keller JT Ten
======================
1737 Lakeside Dr.
=================
Venice, FL  34293-1825

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

High Yield Bond Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S for the Sole Benefit of                                             5.22%
===============================                                            =====
Its Customers
Attn: Fund Administration #97TW1
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

High Yield Bond Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S for the Sole Benefit of                                             5.64%
===============================                                            =====
Its Customers
Attn: Fund Administration #98296
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

High Yield Bond Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

High Yield Bond Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank/EB/INT                                          61.21%
================================                                          ======
Cash Account
============
Attn:  Trust Operations Fund Group
==================================
401 S. Tryon St., 3rd Fl. CMG 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank/EB/INT                                          30.64%
================================                                          ======
Reinvest Account
================
Attn:  Trust Operations Fund Group
==================================
401 S. Tryon St., 3rd Fl. CMG 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Strategic Income Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Strategic Income Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Strategic Income Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S For Sole Benefit                                                    6.39%
Of Its Customers
Attn: Fund Admin.  #97A20
4800 Deer Lake Dr E  2nd Fl.
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Strategic Income Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 59.95%
=========================                                                 ======
Cash Account
============
Trust Accounts
==============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 32.96%
=========================                                                 ======
401k Accounts
=============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

U.S. Government Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

U.S. Government Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

--------------------------------------------------------------------------------
-------------------------------------------------------------------------------

U.S. Government Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S for Sole Benefit                                                    6.31%
of Its Customers
Attn: Fund Admin.  #97H43
4800 Deer Lake Dr E  2nd fl
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

U.S. Government Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 61.51%
=========================                                                 ======
401k Accounts
=============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Bull and Co.                                                              21.23%
============                                                              ======
One W. Fourth St.
=================
Mutual Fund, 3rd Fl.
====================
Winston Salem, NC  27101-3806

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                  8.46%
Trust Accounts
CMG-151
301 S. Tryon St., 11th Fl.
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                  7.42%
Trust Accounts
CMG-151
301 S. Tryon St., 11th Fl.
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Evergreen Select Equity Trust

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Core Equity Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 98.39%
==========================                                                ======
Cash Account
============
Attn: Trust Oper. Fund Group
============================
401 S Tryon St 3rd Fl. Cmg 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Core Equity Fund - Class IS Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Equity Index Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 12.36%
=========================                                                 ======
401k Accounts
=============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S For Sole Benefit                                                    5.79%
 of Its Customers
Attn: Fund Admin.  #97Y07
4800 Deer Lake Dr E  2nd Fl.
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Equity Index Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S for the Sole Benefit of                                             5.94%
===============================                                            =====
Its Customers
Attn: Fund Administration #97Y08
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Equity Index Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S for the Sole Benefit of                                            19.54%
===============================                                           ======
Its Customers
Attn: Fund Administration #9EGA2
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Equity Index Fund - Class I Shares

-------------------------------------------------------------------------------
--------------------------------------------------------------------------------

First Union National Bank                                                 58.58%
==========================                                                ======
Reinvest Account
================
Attn: Trust Oper. Fund Group
============================
401 S. Tryon St 3rd Fl. Cmg. 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 24.31%
==========================                                                ======
Cash Account
============
Attn: Trust Oper. Fund Group
============================
401 S. Tryon St 3rd Fl. Cmg. 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                  8.32%
==========================                                                 =====
401k Accounts
=============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Equity Index Fund - Class IS Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank Bk/Eb/Int                                       17.83%
===================================                                       ======
Reinvest Account
================
Attn: Trust Oper. Fund Group
============================
401 S. Tryon St 3rd Fl. Cmg. 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Select Balanced Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 79.48%
=========================                                                 ======
401k Accounts
=============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 18.95%
==========================                                                ======
Cash Account
============
Attn: Trust Oper. Fund Group
============================
401 S. Tryon St. 3rd Fl. Cmg. 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Select Balanced Fund - Class IS Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Clearing Corporation                                                16.52%
==========================                                                ======
Lindon Trust
============
8425 Hayden Lane
================
Annandale, VA  22003-1127

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Clearing Corp.                                                      10.67%
====================                                                      ======
FBO Cassandra Reed Abrams
=========================
201 S. College St.
==================
Charlotte, N.C. 28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Donaldson Lufkin Jenrette                                                  9.05%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                  8.41%
Trust Accounts
Attn: Ginny Batten CMG-1151-2
401 S Tryon St. 3rd Fl.
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Clearing Corp.                                                       7.88%
====================                                                       =====
FBO Martha L. Haines Residuary Trust
====================================
401 S College St.
=================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Stephen C. Twining                                                         7.88%
11693 San Vicenete Blvd. #131
Los Angeles, CA  90049-5105

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Clearing Corp                                                        7.85%
===================                                                        =====
F/B/O George Bull
=================
201 S. College St.
==================
Charlotte, N.C. 28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

A. G. Edwards & Sons Inc. FBO                                              6.11%
=============================                                              =====
Barbara S. Taylor
=================
Separate Property
=================
One North Jefferson
===================
St. Louis, MO  63103-2287

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Patricia McIntire TTEE                                                     5.47%
Patricia McIntire RVCBL
Trust U/A DTD 8 26 65
9 Hickory Lane
Darien, CT  06820-3211

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Select Small Cap Growth Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 58.16%
=========================                                                 ======
Re-invest Account
=================
Trust Accounts
==============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 27.65%
=========================                                                 ======
Cash Account
============
Trust Accounts
==============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Worcester County                                                          10.22%
================                                                          ======
Retirement System
=================
Attn:  Michael J. Donoghue
==========================
Chairman & Treasurer
====================
2 Main St., Room 3 Courthouse
=============================
Worcester, MA  01608-1184

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Select Strategic Growth Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Margaret C. Graves Cust.                                                  14.39%
========================                                                  ======
Erin Graves UTMA/MD
===================
10826 Antigua Terrace
=====================
Suite 202
Rockville, MD  20852-5522

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Wells Fargo Investments LLC                                                9.44%
608 Second Avenue South 8th Fl.
Minneapolis, MN  55402-1916

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Charles Schwab & Co., Inc.                                                 8.70%
==========================                                                 =====
Special Custody Account
=======================
FBO Exclusive Benefit of Customers
==================================
Reinvest Account
================
Attn: Mutual Fund
=================
101 Montgomery St.
==================
San Francisco, CA  94104-4122

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

State Street Bank and Trust Co. Cust.                                      7.58%
=====================================                                      =====
SEP IRA FBO
Danny E. Sullivan
11685 Stockbridge Ln.
Reston, VA  20194-1609

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

NFSC FEBO # L1C-970581                                                     7.34%
NFS/FMTC IRA
FBO Joseph Lipman
320 Crestmont Rd.
Cedar Grove, NJ  07009-1908

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Clearing Corporation                                                 6.92%
==========================                                                 =====
Hossein Razavi
==============
17901 Wheatridge Dr.
====================
Germantown, MD  20874-6304

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Clearing Corporation                                                 5.54%
==========================                                                 =====
Pamela P. Snow
==============
366 Forest Oaks Dr.
===================
Dobson, NC  27017-8541

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Clearing Corporation                                                 5.54%
==========================                                                 =====
Terry B. Snow
=============
366 Forest Oaks Dr.
===================
Dobson, NC  27017-8541

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Select Strategic Growth Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Paine Webber for the Benefit of                                           11.02%
Malcolm G. Rovtar Trustee U/A
DTD 4-28-86
Made By Malcolm G. Rovtar
10 Penn Court
Oswego, IL  60543-9782

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Paine Webber for the Benefit of                                            8.37%
Alice R. Gonzalez Trust
UAD 3/18/99
Alice R. Gonzalez TTEE
21420 Pelican Sound Dr. #201
Estero, FL  33928-8904

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Paine Webber for the Benefit of                                            7.37%
===============================                                            =====
UBS Paine Webber CDN FBO
FBO Malcolm Rovtar
P.O. Box 1108
New York, NY  10268

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Clearing Corporation                                                 7.31%
==========================                                                 =====
Jacqueline Remmers IRA
======================
FCC As Custodian
================
2 Northcrest Court
==================
Bloomington, IL  61701-3405

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Select Strategic Growth Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Wells Fargo Investments LLC                                               13.60%
608 Second Avenue South, 8th Fl.
Minneapolis, MN  55402-1916

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Prudential Securities Inc. FBO                                            13.41%
==============================                                            ======
The Carroll Family
==================
Limited Partnership
===================
P.O. Box 700
Hephzibah, GA  30815-0700

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Prudential Securities Inc. FBO                                            13.39%
Mr. Charles Q. Carroll
P.O. Box 700
Hephzibah, GA  30815-0700

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

American Enterprise Investment Svcs.                                      12.61%
FBO 181541611
P.O. Box 9446
Minneapolis, MN  55440

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Paine Webber For The Benefit Of                                            8.80%
UBS Paine Webber CDN FBO
William J. Jenkins IRA R/O
P.O. Box 3321
Weehawken, NJ  07086-8154

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Donaldson Lufkin Jenrette                                                  8.23%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

American Enterprise Investment Svcs.                                       6.15%
FBO 192399121
P.O. Box 9446
Minneapolis, MN  55440-9446

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Select Strategic Growth Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 55.56%
==========================                                                ======
Cash Account
============
Attn: Trust Oper. Fund Group
============================
401 S. Tryon St 3rd Fl. Cmg. 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank Bk/Eb/Int                                       33.57%
===================================                                       ======
Reinvest Account
================
Attn: Trust Oper. Fund Group
============================
401 S. Tryon St 3rd Fl. Cmg. 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                  5.82%
=========================                                                  =====
401k Accounts
=============
1525 West Wt Harris Blvd.
=========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Select Strategic Growth Fund - Class IS Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 11.46%
==========================                                                ======
Reinvest Account
================
Attn: Trust Oper. Fund Group
============================
401 S. Tryon St. 3rd Fl. Cmg. 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 10.99%
==========================                                                ======
Cash Account
============
Attn: Trust Oper. Fund Group
============================
401 S. Tryon St. 3rd Fl. Cmg. 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Cando & Co.                                                                5.02%
===========                                                                =====
Trust Operators- Mail Code 994047
=================================
P.O. Box 29
Columbia, SC  29202-0029

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Special Equity Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

VALIC                                                                     11.05%
Attn: Greg Seward
Woodson Tower L7-01
2919 Allen Pkwy.
Houston TX  77019-2142

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Charles Schwab & Co. Inc.                                                 10.16%
=========================                                                 ======
Special Custody A/C FBO
=======================
Exclusive Benefit of Customers
==============================
Reinvest Account
================
Attn: Mutual Fund
=================
101 Montgomery St.
==================
San Francisco, CA  94104-4122

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Special Equity Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Special Equity Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S for the Sole Benefit of                                             5.36%
===============================                                            =====
Its Customers
Attn: Fund Administration #9EHN2
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Special Equity Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 47.50%
==========================                                                ======
Cash Account
============
Attn: Trust Oper. Fund Group
============================
401 S. Tryon St 3rd Fl. Cmg. 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank BK/EB/INT                                       43.35%
===================================                                       ======
Reinvest Account
================
Attn: Trust Oper. Fund Group
============================
401 S. Tryon St 3rd Fl. Cmg. 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                  6.41%
=========================                                                  =====
401k Accounts
=============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Special Equity Fund - Class IS Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

UBS Paine Webber FBO                                                      21.65%
====================                                                      ======
CHC Insurance Co.
=================
1735 Market St.
===============
Philadelphia, PA  19103-7501

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank BK/EB/INT                                        9.55%
===================================                                        =====
Cash Account
============
Attn: Trust Oper. Fund Group
============================
401 S Tryon St 3rd Fl. Cmg 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S for the Sole Benefit of                                             9.49%
===============================                                            =====
Its Customers
Attn: Fund Administration #97X34
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Strategic Value Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank BK/EB/INT                                       48.99%
===================================                                       ======
Cash Account
============
Attn: Trust Oper. Fund Group
============================
401 S Tryon St. 3rd Fl. Cmg 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank BK/EB/INT                                       46.93%
===================================                                       ======
Reinvest Account
================
Attn: Trust Oper. Fund Group
============================
401 S Tryon St. 3rd Fl. Cmg 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Strategic Value Fund - Class IS Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank BK/EB/INT                                       25.51%
===================================                                       ======
Reinvest Account
================
Attn: Trust Oper. Fund Group
============================
401 S Tryon St 3rd Fl. Cmg 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank EB/INT                                          15.07%
================================                                          ======
Cash Account
============
Attn: Trust Oper's. Fund Group
==============================
401 S Tryon St 3rd Fl. Cmg 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Evergreen Select Fixed Income Trust

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Adjustable Rate Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S for the Sole Benefit of                                            10.30%
===============================                                           ======
Its Customers
Attn: Fund Administration #977J2
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Charles Schwab & Co. Inc.                                                  8.76%
=========================                                                  =====
Special Custody Account FBO
===========================
Exclusive Benefit of Customers
==============================
Reinvest Account
================
101 Montgomery St.
==================
Attn: Mutual Fund
San Francisco, CA  94104-4122

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Adjustable Rate Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S for The Sole Benefit                                               11.50%
 of Its Customers
Attn:  Fund Admin. #977N4
4800 Deer Lake Dr. E., 2nd Fl.
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Adjustable Rate Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S for The Sole Benefit                                               17.39%
 of Its Customers
Attn:  Fund Admin. #97A16
4800 Deer Lake Dr. E., 2nd Fl.
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Adjustable Rate Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank/EB/INT                                          62.67%
================================                                          ======
Reinvest Account
================
Trust Accounts
==============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank/EB/INT                                          11.36%
================================                                          ======
Cash Account
============
Trust Accounts
==============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Adjustable Rate Fund - Class IS Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Byrd & Co.                                                                33.96%
C/O First Union National Bank
123 S. Broad St. -PA4903
Philadelphia, PA  19109-1029

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 20.78%
=========================                                                 ======
Cash/Reinvest Acct
==================
Trust Accounts
==============
1525 West Wt. Harris Blvd.
==========================
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S for the Sole Benefit of                                            13.76%
===============================                                           ======
Its Customers
Attn: Fund Administration #97P31
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank BK/EB/INT                                        7.31%
===================================                                        =====
Reinvest Account
================
Attn: Trust Oper. Fund Group
============================
401 S Tryon St 3rd Fl. Cmg 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank BK/EB/INT                                        5.38%
===================================                                        =====
Cash Account
============
Attn: Trust Oper. Fund Group
============================
401 S Tryon St 3rd Fl. Cmg 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Core Bond Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Chase Manhattan Bank NA                                                    5.10%
=======================                                                    =====
FBO The Wesleyan Church Pension Plan
====================================
One Chase Square
================
Rochester, NY  14643-0002

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Core Bond Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Core Bond Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Core Bond Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank BK/EB/INT                                       64.67%
===================================                                       ======
Cash Account
============
Attn: Trust Oper. Fund Group
============================
401 S Tryon St. 3rd Fl. Cmg 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 20.75%
=========================                                                 ======
Trust Accounts
==============
1525 West Wt. Harris Blvd.
==========================
Charlotte, N.C. 28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                  5.70%
=========================                                                  =====
401k Accounts
=============
1525 West Wt. Harris Blvd.
==========================
Charlotte, N.C. 28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Core Bond Fund - Class IS Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Oklahoma Public Employees Retire. System                                  43.68%
Board of Trustees
Sooner Savings Plan 457
C/O Great West
8515 E. Orchard Rd 2T2
Englewood, CO  80111-5037

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank Bk/Eb/Int                                       20.30%
Trust Accounts
Attn: Ginny Batten CMG-1151-2
401 S Tryon St 3rd Fl.
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                  6.50%
==========================                                                 =====
Trust Accounts
==============
Attn: Ginny Batten CMG-1151, 11th Fl.
=====================================
301 S Tryon St.
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Oklahoma Public Employees Ret.                                             5.84%
System Board of Trustees
Sooner Savings Plan 401(A)
C/O Great West
8515 E. Orchard Rd 2T2
Englewood, CO  80111-5037

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

SP Foundation                                                              5.25%
250 Pennsylvania Ave.
Glen Ellyn, IL  60137-4327

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Fixed Income Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                 85.06%
==========================                                                ======
Cash Account
============
Attn: Trust Oper. Fund Group
============================
401 S Tryon St 3rd Fl. Cmg 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank BK/EB/INT                                       11.54%
===================================                                       ======
Reinvest Account
================
Attn: Trust Oper. Fund Group
============================
401 S Tryon St 3rd Fl. Cmg 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Fixed Income Fund - Class IS Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            None

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Fixed Income Fund II - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Clearing Corporation                                                 7.82%
==========================                                                 =====
Virginia State
==============
University Foundation
=====================
Attn:  Ronald Johnson
=====================
Box 9071

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                  6.38%
Cash/Reinvest
CMG NC-1151
1525 W. Wt. Harris Blvd.
Charlotte, NC  28262-8522

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Fixed Income Fund II - Class IS Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union Corp.                                                           100%
C/O Evergreen Investment Services
Attn: Lori Gibson NC 1195
401 S. Tryon St. 5th Fl.
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Intermediate Term Municipal Bond Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank BK/EB/INT                                       98.65%
===================================                                       ======
Cash Account
============
Attn: Trust Oper. Fund Group
============================
401 S Tryon St 3rd Fl.
======================
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Intermediate Term Municipal Bond Fund - Class IS Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank                                                  6.24%
Trust Accounts
Attn:  Ginny Batten CMG-1151-2
401 S Tryon St 3rd Fl. Cmg 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Barbara S. White                                                           5.19%
4482 Little Johns Place
Youngstown, OH  44511-3630

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

International Bond Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank BK/EB/INT                                       93.20%
===================================                                       ======
Reinvest Account
================
Attn: Trust Oper. Fund Group
============================
401 S Tryon St 3rd Fl. Cmg 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank BK/EB/INT                                        6.68%
===================================                                        =====
Cash Account
============
Attn: Trust Oper. Fund Group
============================
401 S Tryon St 3rd Fl. Cmg 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

International Bond Fund - Class IS Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

AG Edwards & Sons, Inc.                                                   38.26%
C/F Clarence S. Davis Jr. IRA
P.O. Box 14985
Saint Louis, MO  63178-4985

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Clearing Corp. Cust.                                                13.24%
==========================                                                ======
Gwendolyn M. Ipock
==================
9111 Arbor Glen Ln.
===================
Charlottee, N.C. 28210-7988

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Clearing Corporation                                                 8.29%
Sherry Lee Bertschy Ticktin
Irrevocable Trust Agreement
5295 Town Center Rd., 3rd Floor
Boca Raton, FL  33486-1080

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Donaldson Lufkin Jenrette                                                  7.76%
Securities Corp. Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

State Street Bank & Trust Co.                                              7.25%
=============================                                              =====
Cust. for the IRA of
Janet M. Grove
217 W. High St.
Red Lion, PA  17356-1527

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Limited Duration Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank BK/EB/INT                                       69.25%
===================================                                       ======
Cash Account
============
Attn: Trust Oper. Fund Group
============================
401 S. Tryon St 3rd Fl. Cmg. 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank BK/EB/INT                                       21.98%
===================================                                       ======
Reinvest Account
================
Attn: Trust Oper. Fund Group
============================
401 S. Tryon St 3rd Fl. Cmg. 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank BK/EB/INT                                        6.19%
===================================                                        =====
Cash/Reinvest Account
=====================
Attn: Trust Oper. Fund Group
============================
401 S. Tryon St. 3rd Fl. Cmg. 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Limited Duration Fund - Class IS Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank BK/EB/INT                                       39.41%
===================================                                       ======
Reinvest Account
================
Attn: Trust Oper. Fund Group
============================
401 S. Tryon St 3rd Fl. Cmg. 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Clearing Corporation                                                17.43%
==========================                                                ======
Northern Virginia Electric
==========================
Co-Op
=====
Attn:  Wilbur Rollins
=====================
P.O. Box 2710
VA 20108-0875

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank EB/INT                                          16.41%
================================                                          ======
Reinvest Account
================
Attn: Trust Oper. Fund Group
============================
401 S. Tryon St 3rd Fl. Cmg. 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Robert J. Longo                                                           12.31%
C/O Longo de Puerto Rico, Inc.
Astor Condado Building, Suite 3A9
1018 Ashford Ave.
Santurce, PR  00907

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Select High Yield Bond Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union National Bank EB/INT                                          40.43%
================================                                          ======
Reinvest Account
================
Attn: Trust Oper. Fund Group
============================
401 S. Tryon St 3rd Fl. Cmg. 1151
Charlotte, NC  28202-1934

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Tennessee Bank                                                      11.31%
FBO City of Memphis
6802 Paragon Place #200
Richmond, VA  23230-1655

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

State Street Bank as Trustee                                              10.89%
============================                                              ======
FBO Ascension Health
====================
C/O Tattersall Advisory Group
=============================
6802 Paragon Place #200
Richmond, VA  23230-1655

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Mac & Co.                                                                  8.22%
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA  15230-3198

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Select High Yield Bond Fund - Class IS Shares                               100%
=============================================                               ====

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Union Corp.
C/O Evergreen Investment Services
Attn: Lori Gibson NC 1195
401 S. Tryon St. 5th Fl.
Charlotte, NC  28288-0001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Evergreen International Trust

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Precious Metals Fund - Class A Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S for the Sole Benefit of                                             5.55%
===============================                                            =====
Its Customers
Attn: Fund Administration #97TW8
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Precious Metals Fund - Class B Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MLPF&S for the Sole Benefit of                                             7.78%
===============================                                            =====
Its Customers
Attn: Fund Administration #97227
4800 Deer Lake Dr. E. 2nd Floor
Jacksonville, FL  32246-6484

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Precious Metals Fund - Class C Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Clearing Corporation                                                 8.31%
===========================                                                =====
Edward A. Fausti IRA
====================
690 Riverknoll Drive
====================
Marietta, GA 30067-4749

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

First Clearing Corporation                                                 7.36%
==========================                                                 =====
Arnold S. Hecht
===============
Neva R. Hecht
=============
744 Harris Point Drive
======================
Virginia Beach, VA 23455-4721

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

NFSC FEBO                                                                  5.71%
NFS / FMTC Rollover IRA
FBO John H. Marcum
2520 Nightshade Place
Arroyo Grande, CA 93420-4944

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Precious Metals Fund - Class I Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

State Street Bank And Trust Company                                       29.20%
===================================                                       ======
CUST IRA FBO
Donald Scott Trelease
17550 East Hinsdale Avenue
Aurora, CO 80016-1619

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Adele Kandel                                                              16.21%
390 West End Avenue
New York City, NY 10024-6107

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

State Street Bank And Trust Company                                       12.08%
===================================                                       ======
CUST ROTH IRA FBO
Leslie Weinberg
4555 Southern Blvd.
Dayton, OH 4529-1118

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

State Street Bank And Trust Company                                        9.20%
===================================                                        =====
CUST IRA FBO
Russell F. Wallace
4994 Orchard Bench Road
Basin, WY 82410-9585

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

State Street Bank And Trust Company                                        6.80%
===================================                                        =====
CUST IRA FBO
Stanley R. Kyle
P.O. Box 269
Centralia, IL 62801-0269

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

State Street Bank And Trust Company                                        5.76%
===================================                                        =====
CUST ROLLOVER IRA FBO
Eldon M. Bender
10 Shady Lane
New Market, NH 03857-2118

-------------------------------------------------------------------------------

                              [FORM OF PROXY CARD]



                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

           THE BOARDS OF TRUSTEES RECOMMEND A VOTE "FOR" EACH PROPOSAL

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                Please detach at the perforation before mailing.

 ------------------------------------------------------------------------------


                                 EVERGREEN FUNDS


                      PROXY FOR THE MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 31, 2002


               The undersigned, revoking all Proxies heretofore given, hereby appoints Michael H. Koonce, Catherine E. Foley, Maureen E. Towle, and Lloyd Lipsett, or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the special meeting of shareholders of the Fund to be held at 11 a.m. Eastern Time on May 31, 2002 at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

               NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                                       Date             , 2002

                                                        ------------------------


                                                        ------------------------


                                        Signature(s) and Title(s), if applicable


  ------------------------------------------------------------------------------

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF THE EVERGREEN FUNDS. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARDS OF TRUSTEES OF THE EVERGREEN FUNDS RECOMMEND A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X


          1. To approve a change to your Fund's fundamental investment restriction concerning lending in order to permit it to participate in an Interfund Lending Program.

                  [ALL FUNDS EXCEPT EVERGREEN PRECIOUS METALS FUND]


                  __ FOR        __AGAINST                 __ABSTAIN



           2.  To ratify the selection of KPMG LLP as independent auditors.
                                                                   ========

                  [ALL FUNDS EXCEPT EVERGREEN PRECIOUS METALS FUND]


                  __ FOR        __AGAINST                 __ABSTAIN



          3. To approve an amendment to the fundamental investment restriction concerning diversification of:

                  (a) Evergreen Utility and Telecommunications Fund

          [FOR  SHAREHOLDERS OF EVERGREEN  UTILITY AND  TELECOMMUNICATIONS  FUND
          ONLY]

                  __ FOR        __AGAINST                 __ABSTAIN


                  (b) Evergreen Precious Metals Fund

                  [FOR SHAREHOLDERS OF EVERGREEN PRECIOUS METALS FUND ONLY]


                  __ FOR        __AGAINST                 __ABSTAIN